                         SECURITIES AND EXCHANGE COMMISSION
                               Washington, D.C.  20549


                                       FORM 8-A

                  FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                       PURSUANT TO SECTION 12(b) OR (g) OF THE
                           SECURITIES EXCHANGE ACT OF 1934


                                  BEBE STORES, INC.
                (Exact name of registrant as specified in its charter)


             CALIFORNIA                                94-2450490
     (State of incorporation)              (I.R.S. Employer Identification No.)


          380 VALLEY DRIVE
        BRISBANE, CALIFORNIA                              94005
(Address of principal executive offices)                (Zip Code)




         SECURITIES TO BE REGISTERED PURSUANT TO SECTION 12(b) OF THE ACT:

     Title of each class                     Name of each exchange on which
     to be so registered                     each class is to be registered

       Not Applicable                                Not Applicable



         SECURITIES TO BE REGISTERED PURSUANT TO SECTION 12(g) OF THE ACT:

                            Common Stock, par value $0.001
                                   (Title of class)


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Item 1.   DESCRIPTION OF REGISTRANT'S SECURITIES TO BE REGISTERED

               The information contained in "Description of Capital Stock" in the Registrant's Registration Statement on Form S-1, as amended (Commission File No. 333-50333), filed with the Securities and Exchange Commission (the "Form S-1 Registration Statement"), is hereby incorporated by reference.

Item 2.   EXHIBITS

               The following exhibits are filed as part of this Registration
Statement:

               1. Amended and Restated Articles of Incorporation of the Registrant incorporated by reference to Exhibit 3.1 of the Registrant's Form S-1 Registration Statement.

               2. Certificate of Correction of the Amended and Restated Articles of Incorporation of the Registrant incorporated by reference to Exhibit 3.2 of the Registrant's Form S-1 Registration Statement.

               3.   Bylaws of the Registrant incorporated by reference to
                    Exhibit 3.3 of the Registrant's Form S-1 Registration Statement.


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                                      SIGNATURE

     Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.

                                        BEBE STORES, INC.

Date:  June 2, 1998


                                        By: /s/ Blair W. Lambert
                                            ----------------------------
                                            Blair W. Lambert
                                            Chief Financial Officer


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                                   EXHIBIT INDEX

                                  Exhibit                          Sequentially
  Exhibit                         -------                            Numbered
  Number                                                               Page
  ------                                                               ----
     1     Amended and Restated Articles of Incorporation of the
           Registrant incorporated by reference to Exhibit 3.1
           of the Registrant's Form S-1 Registration Statement.

     2     Certificate of Correction of the Amended and Restated
           Articles of Incorporation of the Registrant incorporated by reference to Exhibit 3.2 of the Registrant's Form S-1 Registration Statement.

     3     Bylaws of the Registrant incorporated by reference to
           Exhibit 3.3 of the Registrant's Form S-1 Registration
           Statement.



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